Financial risk management - Financial assets held at fair value through profit or loss (Details) - Expected Sales [member] - Contingent receivable [member]	12 Months Ended
Dec. 31, 2025 EUR (€)
Disclosure of sensitivity analysis of fair value measurement to changes in unobservable inputs, assets [line items]
Percentage increase in expected sales	15.00%
Percentage decrease in expected sales	15.00%
Increase in total contingent receivable	€ 15,900,000
Decrease in total contingent receivable	€ (13,800,000)